============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2001
                                                ------------------------
                           Heartland Technology, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

         1-11956                                     36-1487580
 ------------------------             ------------------------------------
 (Commission File Number)             (I.R.S. Employer Identification No.)

330 N. Jefferson Court, Chicago, Illinois                60661
-------------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (312) 575-0400
                                                  ------------------
============================================================================

                           HEARTLAND TECHNOLOGY, INC.


Item 4.   Changes in Registrant's Certifying Accountants

     (a) At a meeting held on December 18, 2001, the Board of Directors of the Company approved the engagement of PricewaterhouseCoopers LLP as its independent auditors for the fiscal year ending December 31, 2001 to replace the firm of Ernst & Young LLP, who were dismissed as auditors of the Company effective December 18, 2001. The audit committee of the Board of Directors approved the change in auditors on December 18, 2001.

     The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, however the report was modified to indicate substantial doubt regarding the Company's ability to continue as a going concern.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2000, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated December 18, 2001 is filed as Exhibit 16 to this Form 8-K.

     (b) The Company engaged PricewaterhouseCoopers, LLP as its new independent accountants as of December 18, 2001. During the two most recent fiscal years and through December 17, 2001, the Company has not consulted with PricewaterhouseCoopers, LLP regarding either (i) the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits

(c)    Exhibits

Exhibit No.        Description
-----------        -----------
16                 Letter regarding change in certifying accountants

                           HEARTLAND TECHNOLOGY, INC.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HEARTLAND TECHNOLOGY, INC.

Date:   December 21, 2001                  By: /s/ Richard P. Brandstatter
      -----------------------              ----------------------------------
                                           Richard P. Brandstatter
                                           Vice President - Finance, Secretary,
                                           and Treasurer

                           HEARTLAND TECHNOLOGY, INC.


                                  EXHIBIT INDEX




Exhibit No.        Description
----------         -----------
16                 Letter regarding change in certifying accountants